UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/09/2008

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33378

Delaware	36-2517428
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)

(224) 405-0900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On December 11, 2008, Michael L. Rankowitz submitted notice of his resignation from the Discover Financial Services Board of Directors, effective December 11, 2008.

(e)        On December 9, 2008, the Compensation Committee (the "Committee") of the Board of Directors of Discover Financial Services (the "Company"), pursuant to the transition rules of Section 409A of the Internal Revenue Code ("Code") governing deferred compensation arrangements, amended certain of the outstanding restricted stock unit ("RSU") awards of the Company's executives to remove the provision (the "162(m) Provision") that provided for deferring the conversion of RSUs into shares of the Company's common stock to the extent that the payment upon conversion of the RSUs would not be deductible by the Company under Section 162(m) of the Code. These amendments affect the following previously disclosed awards of the Company's named executive officers: (i) the RSUs that were granted when the Company was a subsidiary of Morgan Stanley ("Morgan Stanley Awards") to Roy A. Guthrie, Executive Vice President, Chief Financial Officer, Diane E. Offereins, Executive Vice President, Chief Technology Officer and PULSE Network, and Carlos Minetti, Executive Vice President, Cardmember Services and Consumer Banking; and (ii) the RSUs that were granted upon the Company's spin-off from Morgan Stanley ("Founders Grants") to David W. Nelms, Chief Executive Officer and Roger C. Hochschild, President and Chief Operating Officer. Under the amendments to the Founders Grants, Mr. Nelms' and Mr. Hochschild's awards, once vested, will not convert into shares until they retire or otherwise leave the Company.

In addition, under the amendments to the Morgan Stanley Awards, shares will be delivered to all participants, including all of the Company's named executive officers, on January 31, 2009, for awards already vested (14,935 RSUs and 29,847 RSUs for Ms. Offereins and 7,513 RSUs and 28,257 RSUs for Mr. Minetti previously deferred under the 162(m) Provision), and on the respective vesting dates (when the respective service requirements have been met) for all other awards, provided that the participants continue to comply with all other provisions of their award agreements. Prior to these amendments, the Morgan Stanley Awards had generally converted to shares one year after the respective vesting dates.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Date: December 12, 2008	By:	/s/ Simon Halfin
Simon Halfin
Assistant Secretary